UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2023, Celanese Corporation (“Celanese” or the “Company”) announced the appointment of Mark C. Murray to the role of Senior Vice President, Acetyls. Mr. Murray’s professional biography is set forth in the Company’s Current Report on Form 8-K filed on November 10, 2022.

On February 13, 2023, Celanese and John G. Fotheringham, former Senior Vice President, Acetyls, reached an agreement whereby Mr. Fotheringham will step down from all officer and director positions with the Company and its subsidiaries effective March 1, 2023. Pursuant to the terms of a settlement agreement (the “Settlement Agreement”), and in exchange for a waiver and release of claims, a pro-rata portion of Mr. Fotheringham’s outstanding time-based equity awards will vest and a pro-rata portion of his outstanding performance-based restricted stock units will remain outstanding and eligible to vest based on attainment of the applicable performance goals over the relevant performance periods, in each case consistent with the terms of his award agreements, through March 1, 2023. He will also receive certain additional de minimis payments in accordance with local U.K. law and practice. Mr. Fotheringham will remain an employee of his employing subsidiary for a garden leave period of up to six months through September 1, 2023, but will not be eligible for an annual incentive bonus nor long-term incentive awards for fiscal 2023.

The Settlement Agreement contains customary confidentiality, non-competition and non-solicitation provisions in favor of the Company, and Mr. Fotheringham has also agreed to provide transition support to the Company.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete Settlement Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date:	February 14, 2023